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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported):  October 20, 1994



                          CITADEL HOLDING CORPORATION
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             (Exact name of the registrant as specified in charter)



          Delaware                      1-8625                 95-3885184
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(State or other jurisdiction    (Commission File Number)    (I.R.S. Employer
     of incorporation)                                     Identification No.)


   600 North Brand Boulevard, Glendale, CA                     91203-1241
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(Address of principal executive offices)                       (Zip Code)



      Registrant's telephone number, including area code:  (818) 956-7100



                                Not Applicable
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         (Former name or former address, if changed since last report)

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Item 7.  Financial Statements and Exhibits.

         (c) Exhibits

         1.  Press Release of Citadel Holding Corporation, dated October 20,
1994

                                   SIGNATURES
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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  October 20, 1994    CITADEL HOLDING CORPORATION, a Delaware corporation



                         By:  /s/ STEVE WESSON
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                            Steve Wesson
                            President and
                            Chief Executive Officer


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